STEPHEN'S COFFEE HOLDING, INC.
                6090 Activity Road, Suite A, San Diego, CA. 92126


           CONFIDENTIAL DISCLOSURE AND CONSENT SOLICITATION STATEMENT
           ----------------------------------------------------------

                    ELECTION OF A NEW BOARD OF DIRECTORS AND
                    ----------------------------------------

       RATIFICATION OF RECAPITALIZATION OF STEPHEN'S COFFEE HOLDING, INC.
       ------------------------------------------------------------------

                                November 24, 1999


     Stephen's Coffee Holding, Inc., a California corporation (the "Company"), is furnishing this Confidential Disclosure and Consent Solicitation Statement (the "Disclosure Statement") to the management holders of the shares of the issued and outstanding Common Stock (the "Management's Shares") and the non-management holders of the shares of the issued and outstanding Common Stock (the "Investors' Common Shares" or the "Investors' Shares") in order to describe the terms of a recapitalization, merger and its effect on the rights of all Shareholders (the "Shareholders") and to obtain the ratification from the Shareholders and New Board to such recapitalization and merger. This Disclosure Statement and the enclosed form of Proxy and Consent (the "Proxy and Consent") are first being mailed or delivered on or about November 24, 1999 to Shareholders of record as of the close of business on November 23, 1999.

                       I. GENERAL STATEMENT AND BACKGROUND

     The Chairman of the Company has adopted a Plan of Recapitalization and Merger, a copy of which is attached hereto as Exhibit "A" (the "Plan of Recapitalization and Merger" or "Recapitalization and Merger"), pursuant to which the Company capital structure of the Company would be modified as described herein. The Recapitalization and Merger, if ratified by the Shareholders, as more fully described below, would have the effect of modifying certain terms, rights and privileges of the Investors' Shares and result in certain management changes and corporate restructuring. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Plan of Recapitalization and Merger.

     The primary reasons for the Recapitalization and Merger, were to effective June 23, 1999, are to (a) modify the Company's capital structure in a manner which will enable the Company to proceed as a public company, (b) grow as a viable business, (c) preserve shareholder value, and (d) eliminate potential liabilities which could otherwise deter the interest of prospective underwriters and investment banks in assisting the Company to raise additional private or public equity financing. As you may have been previously advised, in its continuing effort to take the Company's shares public on a national market exchange such as the NASDAQ national market, the Company entered into negotiations with several investment banking firms and advisors, pursuant to which such firms or advisors have expressed their interest in (a) acting as managerial and financial consultants to the Company in connection with an initial public offering of the Company's Common Stock (an "IPO"), and (b) sourcing private equity investment to be exchanged for newly-issued shares of the Company to be used as a "bridge" financing for an IPO.

     The Chairman of the Board believes that the rights and privileges associated with the Investors' Shares should be modified as described herein in order to facilitate an IPO. The Plan of Recapitalization requires that (a) 51% of the holders of Investors' Shares shall agree in writing hereby to have originally purchased their shares on the terms offered pursuant to the form of amended Subscription Agreement attached hereto as


SCH, Inc.
Confidential Disclosure and Consent Solicitation Statement
1998-1999 Annual Meeting of Shareholders

Exhibit "B", and (b) 51 % of the holders of the Investors' Shares shall expressly consent to the Plan of Recapitalization. The Chairman of the Board has concluded that the Recapitalization and Merger are in the best interests of the Company and its Shareholders. Please note that, except as described herein, none of these changes materially adversely affect the rights or privileges of the holders of the Investors' Shares.

                 II. RECOMMENDATION OF THE CHAIRMAN OF THE BOARD

     The Chairman of the Board, having adopted the Plan of Recapitalization, recommends and requests that the Shareholders ratify the restructuring of the Company as detailed in this Disclosure Statement. Please note that the Company's Recapitalization and Merger requires the consent of the holders of at least 51 percent of the Management's Shares and the holders of at least 51 percent of the Investors' Shares.

     The chairman of the Board believes that Recapitalization and Merger were in the best interests of the Company and its Shareholders because, among other things, they have enabled the Company to:

          Capitalize upon the business expertise and contacts of investment banking advisors and agents identified by management and thereby increase the Company's access to capital, as well as its opportunities to fund future growth, through future offerings of either equity or debt securities originated by and through such investment advisors and agents.

          Eliminate any Company liability for potential violations of securities laws, although the Company does not believe that it has violated any securities laws, and to obtain waivers from the holders of the Investors' Shares of their rights and remedies arising from any potential violations of securities laws committed by the Company in connection with previous offers and sales of the Investors' Shares.

     Please be advised that the decision to ratify the Plan of Recapitalization, and the specific terms thereof, have been made and structured for the Company by its Chairman of the Board, and that the holders of the Investors Shares will not have any right to vote on or approve such decision, except as provided hereby. There can be no assurance that the Company will succeed in its business even if the Shareholders determine that it is in the best interests of the Company to proceed with the Plan of Recapitalization. Market conditions and other factors may prevent the Company from overcoming current financial and operational challenges.

III. TERMS OF THE PROPOSED RECAPITALIZATION

     Proposed Terms of Investors' Subscription Agreements

     As part of the Plan of Recapitalization, the Chairman of the Board has approved an Investors' Subscription Agreements (the "Amendment"). Each holder of the Investors' Shares previously executed the Investors' Subscription Agreements. A copy of the subscription agreement substantially as proposed to be adopted, is attached to this Disclosure Statement as Exhibit "B." The Amendment contains potentially significant changes in the rights of holders of the Investors' Shares.

SCH, Inc.
Confidential Disclosure and Consent Solicitation Statement
1998-1999 Annual Meeting of Shareholders

     The Chairman of the Board believes that the creation of the Amendment is desirable in view of the waiver of potential violations of securities laws by the holders of Investors' Shares, which would benefit the Company. Please note that the proposed form of Amendment, if approved by a majority of the holders of Investors' Shares, would be binding upon even those holders of Investors' Shares who elected not to vote or who have voted against it.

Merger

     The Chairman of the Board now requests a ratification of the merger of the Company into La Jolla Fresh Squeezed Coffee(TM) Company Inc. (LJCC), formerly North West Farms, Inc, organized in Washington.

     The Merger Agreement and Plan of Merger (the "Merger Agreement") is attached hereto as Exhibit "E". Under the terms of the Merger Agreement, the Company merged with and into LJCC, a Washington corporation ("LJCC or "Surviving Corporation") as of June 15, 1999. The Surviving Corporation assumed the name, "La Jolla Fresh Squeezed Coffee(TM) Company, Inc.", and the shares of the Company in the Surviving Corporation are retired, with the Company's present Shareholders assuming ownership of the Surviving Corporation by converting each share of Company capital stock into one-forth fully-paid and nonassessable share of LJCC Common Stock pursuant to the Merger Agreement. A list of Shareholders, and the amount of shares, which they own in LJCC, is attached hereto as Schedule "A".

                       IV. CONSIDERATIONS FOR SHAREHOLDERS

     In considering whether or not to ratify the Recapitalization and Merger, Shareholders are urged to give careful consideration to the following factors, in addition to the information contained elsewhere in this Disclosure Statement and its Exhibits.

New Shares Received By Investors Shall Be Restricted Securities

     Although the Company hopes that it shall soon proceed with an IPO of its Common Stock on a national market exchange for the trading of publicly-held shares, holders of Investors' Shares should be aware that the shares of Common Stock in the Surviving Corporation they receive pursuant to the Plan of Recapitalization, if ratified, will be "restricted securities" from and after June 15, 1999 within the meaning of Rule 144 under the Securities Act. In general, under Rule 144, as currently in effect, a person (or persons who shares are required to be aggregated) who is not deemed to be an "affiliate" of the Company, as that term is defined under the Securities Act, and who beneficially owns restricted securities for a period of at least one year since the later of the date such restricted securities were acquired from the Company or from an affiliate of the Company, is entitled to sell the "restricted securities" in an amount calculated as follows. The holder of "restricted securities" is entitled to sell, within a three month period, a number of shares that does not exceed the greater of (a) 1 percent of the then-outstanding shares of the Common Stock or (b) the average weekly reported trading volume during the four calendar weeks preceding the date in which notice of the sale is filed with the Securities and Exchange Commission. If the Company engages in an IPO within the next 12 months, the Company believes, based on the advice of counsel, that shares of Common Stock to be issued upon the Plan of Recapitalization to the holders of Investors' Shares will be deemed to have been acquired from the Company pursuant to Rule 144(d)(3)(i) on the date a Shareholder received his or her Investors' Common Shares for purposes of Rule 144.


SCH, Inc.
Confidential Disclosure and Consent Solicitation Statement
1998-1999 Annual Meeting of Shareholders

     Sales under Rule 144 are also subject to certain manner-of-sale and notice requirements and to the availability of current public information about the Company. A person (or persons whose shares are aggregated) who is not and has not been an affiliate of the Company at any time during the 3 months immediately preceding the sale of the restricted securities is entitled to sell such securities pursuant to Rule 144 (k) without regard to the limitations described above, provided that one year has lapsed since the later of the date on which such restricted securities were acquired from the Company or the date they were acquired from an affiliate of the Company.

No Appraisal of Current Value of Common Shares

     Management believes that the Plan of Recapitalization, as proposed, will substantially increase the value of the issued and outstanding Investors' Shares and Management's Shares. However, no appraisals, independent valuations, or fairness opinions from a financial point of view of the Company or of the Company's assets have been obtained in connection with the valuation of the Company, either for purposes of the Recapitalization or potential negotiations of an IPO by management. The Company has not obtained an independent appraisal of the current value of its Common Stock. Therefore, the Company is not providing you with any internal or external valuation report as to the fair market value of your shares, or the expected value of the Common Stock of the Surviving Corporation. There can be no assurance that upon the Recapitalization and Merger that the new Common Stock would have a value equal to, less than, or greater than the "old" Common Stock.

Federal Income Tax Consequences

     The Company believes that the Plan of Recapitalization will not result in any material adverse federal income tax consequences to a Shareholder. Each Shareholder, however, is strongly urged to, and should, consult with his or her own tax advisor and attorney regarding the federal income and other tax implications and consequences to such Shareholder of the proposed Plan of Recapitalization.

               V. CERTAIN REPRESENTATIONS, WARRANTIES AND WAIVERS

     As part of the Plan of Recapitalization, and although the Company does not believe that it has engaged in any securities law violations, each Shareholder is being asked, to the extent allowable by law, to waive any potential securities violations by the Company arising from its previous private offers or sales of the Common Stock, including the Investors' Shares, and to execute a general release in favor of the Company relating to any such potential securities law violations. To the extent that any such waiver of rights is deemed to be unenforceable, each Shareholder is being asked to recontribute to the Company all proceeds of such an action. Therefore, each Shareholder, by execution of the Proxy and Consent, shall have agreed to such waiver and recontribution as set forth in Exhibit "C" attached hereto and made a part hereof.

     The Chairman of the Board has also determined that in conjunction with the Plan of Recapitalization, particularly in connection with the proposed Amendment to the Investors' Subscription Agreements, it is appropriate that the Shareholders affirm certain representations and warranties that were made by each Investor in connection with the execution of the Subscription Agreement by which such holder originally purchased Common Stock. Therefore, each holder of Investors' Shares, by execution of the Proxy and Consent, will make the representations and warranties as set forth in Exhibit "C" attached hereto and made a part hereof. The form of Proxy and Consent is attached hereto as Exhibit "D."


SCH, Inc.
Confidential Disclosure and Consent Solicitation Statement
1998-1999 Annual Meeting of Shareholders

                             VI. CONSENT PROCEDURES

Vote Required

     The Plan of Recapitalization will not be ratified without the approval of holders of at least 51 percent in interest of the outstanding Investors' Shares and of holders of at least 51 percent in interest of the outstanding Management's Shares. To this end, the Company is holding an Annual Meeting of Shareholders (the "Annual Meeting") on December 7, 1999, at 10:00 am pacific standard time, to be held at 9060 Activity Road, Suite A, San Diego, CA. 92126.

     As of the date hereof there are 8,004,000 shares of Common Stock outstanding, of which 690,000 shares are Investors' Shares and 7,314,000 shares are Management's Shares. Accordingly, the approval of holders of at least 351,900 shares of Investors' Shares and 3,730,140 shares of Management's Shares are required to approve the Plan of Recapitalization. Because holders of Management's Shares did not execute the Investors' Subscription Agreements, they are not being asked to approve the form of Amendment thereto. Unless a Proxy and Consent returned to the Company expressly specifies that not all of the shares held by such Shareholder are to be voted in a particular manner, the Proxy and Consent will be deemed to be valid with respect to all shares held by such Shareholder.

Proxy and Consent Solicitation

     Proxies and Consents will be solicited until the commencement of the Annual Meeting, but may be requested by the Company subsequent thereto. The Proxy and Consents are being solicited by the Board of Directors of the Company. Except as otherwise described herein, all expenses of the Proxy and Consent Solicitation, including the cost of preparing and mailing this Disclosure Statement, will be borne by the Company. In addition to solicitation by the use of the mails, Proxy and Consents may be solicited by directors, officers, employees and affiliates of the Company in person or by telephone, telegram or other means of communication. Such persons will not be additionally compensated for such solicitation, but may be reimbursed for out-of-pocket expenses arising from such solicitation. Arrangements will be made with custodians, nominees and fiduciaries for forwarding the consent solicitation materials to beneficial owners of shares held of record by such custodians, nominees and fiduciaries, and the Company will reimburse such custodians, nominees and fiduciaries for reasonable expenses thereby incurred.

Effectiveness, Acceptance and Revocation of Proxy and Consents

     Shareholders who elect to approve or disapprove of the Plan of Recapitalization should so indicate by marking the appropriate box on, and signing and dating, the form of Proxy and Consent included herewith and either
(i) mailing it in the self-addressed, stamped envelope provided, to the Company as follows: La Jolla Fresh Squeezed Coffee, 9060 Activity Road, Suite A, La Jolla, California, Attention: Mr. Stephen Corey, or (ii) delivering it in person at the Meeting. If no box on the Proxy and Consent is checked but the Proxy and Consent is otherwise properly completed and signed, the Shareholder will be deemed to have approved the Plan of Recapitalization. All questions as to the validity and acceptance of returned Proxy and Consents, unless revoked as provided below, shall be determined by the Board of Directors in its sole and absolute discretion, which determination shall be final and binding.


SCH, Inc.
Confidential Disclosure and Consent Solicitation Statement
1998-1999 Annual Meeting of Shareholders

     All Proxy and Consents received by the Company shall be revocable until the vote with respect to approval of the Plan of Recapitalization and the transactions contemplated herein, are taken at the Annual Meeting. A Proxy and Consent may be revoked by a Shareholder by the subsequent delivery of a new, properly-completed and signed Proxy and Consent by the delivery to Mr. Stephen Corey, as provided above, of a notice of revocation or by the Shareholder attending the Annual Meeting and therein personally revoking a previously-delivered Proxy and Consent. Any revocation of a previously-delivered Proxy and Consent shall be effective only as to those shares identified in the revocation.

                     VII ELECTION OF NEW BOARD OF DIRECTORS

     The  Chairman  of  the  Board  has  approved,   and  now  proposes  to  the
Shareholders, that the following persons serve on the Board of Directors until the 1999-2000 Annual Meeting of Shareholders:

                   Stephen F. Corey                   Chairman of the Board
                   Gregory D. Writer, Jr.             Director
                   Kurt B. Toneys                     Director

     YOUR VOTE IS IMPORTANT. Each Shareholder's vote is important to the Company. The Chairman of the Board requests that you carefully review this Disclosure Statement and either return the enclosed Proxy and Consent to the Company or attend the Annual Meeting.

                                      * * *

     Questions may be addressed to the Company's legal counsel, Robert Blair Krueger II, Esq. at The Krueger Group, LLP, Los Angeles and San Diego, (619) 451-0200.


SCH, Inc.
Confidential Disclosure and Consent Solicitation Statement
1998-1999 Annual Meeting of Shareholders

                                EXHIBIT INDEX TO

           CONFIDENTIAL DISCLOSURE AND CONSENT SOLICITATION STATEMENT


Exhibit "A"           Plan of Recapitalization

   Schedule "A-1"     Definitions

Exhibit "B"           Form of Proposed First Amendment to Investor Subscription
                      Agreement, substantially as proposed to be adopted

Exhibit "C"           Representations, Warranties and Waivers of Shareholders

Exhibit "D"           Form of Proxy and Consent

Exhibit "E"           Form of Agreement and Plan of Merger

                                                                     Exhibit "A"
                                                                              to
                                                     Confidential Disclosure and
                                                  Consent Solicitation Statement


                         STEPHEN'S COFFEE HOLDING, INC.
                          9060 Activity Road, Suite A.
                           San Diego, California 92126

                       PLAN OF RECAPITALIZATION AND MERGER
                       -----------------------------------

                                November 24, 1999


                                   I. SUMMARY

     The Chairman of the Board of Directors (the "Chairman") of Stephen's Coffee Company, Inc., a California corporation, in order to allow the Company to more successfully compete and to facilitate a possible initial public offering of its shares, has determined that it is the best interests of the Company and its Shareholders to modify the capital structure of the Company as provided herein, to make certain other changes in its corporate governance, and to pursue a merger with La Jolla Fresh Squeezed Coffee Company, Inc., a Washington corporation. To that end, the Chairman has adopted this Plan of Recapitalization and Merger (the "Plan of Recapitalization and Merger" or the "Recapitalization and Merger"). Capitalized terms used and not otherwise defined herein shall have the meanings set forth in Schedule "A-1" attached to this Plan of Recapitalization and made a part hereof. The Chairman believes that the Recapitalization and Merger are in the best interests of the Company and its Shareholders because, among other things, they enabled the Company to:

          Capitalize upon the business expertise and contacts of investment banking advisors and agents identified by management and thereby increase the Company's access to capital, as well as its opportunities to fund future growth, through future offerings of either equity or debt securities originated by and through such investment advisors and agents.

          Eliminate any Company liability for potential violations of securities laws, although the Company does not believe that it has violated any securities laws, and to obtain waivers from the holders of the Investors' Shares of their rights and remedies arising from any potential violations of securities laws committed by the Company in connection with previous private offers and sales of the Investors' Shares.


     The decision to attempt to proceed with the Recapitalization, and the terms thereof, has been made for the Company by its Chairman of the Board, and the investors in the Company will not have any right to influence the terms of such decision except as provided hereby.

                                                                     Exhibit "A"
                                                                              to
                                                     Confidential Disclosure and
                                                  Consent Solicitation Statement


     The Chairman believes the Recapitalization and Merger provided the framework for the Company to satisfy its trade payables, raise additional capital for the Company, eliminate possible liabilities, and to meet the other goals described above. The proposed Amendment to the Investor Subscription Agreement, substantially as proposed to be adopted, is attached to the Disclosure Statement as Exhibit "B" and made a part thereof.

     The Plan of Recapitalization is summarized as follows:

     (1) The Chairman proposes to amend the Subscription Agreements previously signed by each investor with the Company. Each investor's Common Stock in the Company would be converted on a one to one half-share basis into Common Stock in LJCC.

     (2) The Merger of the Company into LJCC shall be ratified by the Company's shareholders, with LJCC acting as the sole surviving entity.

     The Recapitalization would be accomplished by the Amendment to the Investors' Subscription Agreement, and such other actions as the Chairman of the Board of Directors of the Company believes are necessary and advisable in connection with the Recapitalization. The Recapitalization will be subject to the approval of holders in interest of at least 51 percent of the Investors' Shares and holders in interest of at least 51 percent of the outstanding Management's Shares at the Annual Meeting of Shareholders, to be held at the 9060 Activity Road, Suite A, San Diego, CA. 92126, December 7, 1999 at 10:00 am Pacific Standard Time, or at such date and time and at such place as the Board of Directors may otherwise direct.

                                                                     Exhibit "A"
                                                                              to
                                                     Confidential Disclosure and


                             II. ADDITIONAL MATTERS

Waiver of Certain Rights

     The Chairman of the Board has determined, as part of the Recapitalization and Merger, and although the Company does not believe that it has violated any securities law, that it is appropriate to require each Shareholder, to the extent allowable by law, to waive any potential securities laws violations by the Company arising from its offer or sale of Common Stock and to execute a general release in favor of the Company relating to any such potential violations of securities laws. To the extent that any such waiver of rights is deemed unenforceable, each Shareholder shall be required to recontribute to the Company all proceeds of such an action. Each Shareholder will be required to agree, by execution of the Proxy and Consent or such other means as determined by the Chairman of the Board, to such waiver and recontribution substantially as set forth in Exhibit "C" to the Disclosure Statement.

Certain Representations and Warranties by Shareholders

     The Chairman of the Board has determined that in conjunction with the Recapitalization, specifically the Amendment to the Investors' Subscription Agreements, it is appropriate that the holders of the Investors' Shares reaffirm certain representations and warranties made in connection with the Investors' Subscription Agreements and the original purchase of the Common Stock by the Investors. Each Shareholder will be required to verify to the Company, by execution of the Proxy and Consent or such other means as determined by the Chairman of the Board, the representations and warranties substantially as set forth in Exhibit "C" to the Confidential Disclosure and Consent Solicitation Statement.

                                                                     Exhibit "A"
                                                                              to
                                                     Confidential Disclosure and
                                                  Consent Solicitation Statement

                                SCHEDULE "A-1" TO
                                -----------------
                            PLAN OF RECAPITALIZATION
                            ------------------------

                                   DEFINITIONS

     "Amendment to the Investors' Subscription Agreements" shall mean the proposed Amendment to the Investors' Subscription Agreements substantially in the form attached as Exhibit "B" to the Disclosure Statement.

     "Annual   Meeting"   shall  mean  the  1998-1999   Annual  Meeting  of  the
Shareholders of the Company scheduled for December 7, 1999, or such other date, time and place as the Board of Directors may determine is advisable.

     "Board of Directors" or "Board" shall mean the Board of Directors of the Company.

     "Chairman of the Board" or "Chairman" shall mean the Chairman of the Board of Directors of the Company.

     "Charter" shall mean the Articles of Incorporation of the Company, as amended or amended and restated.

     "Common Stock" shall mean the common stock of the Company or its successor-in-interest, the Surviving Corporation.

     "Company"  shall  mean  Stephen's   Coffee  Holding,   Inc.,  a  California
corporation.

     "Disclosure Statement" shall mean that Confidential Disclosure and Consent Solicitation Statement dated November 24, 1999 provided to the Shareholders.

     "Investors'" shall mean the holders of the outstanding Common Stock who are not officers, directors or employees of the Company.

     "Investors' Shares or Investors' Common Shares" shall mean the outstanding Common Stock owned by Investors.

     "Investors' Subscription Agreements" shall mean the Investors' Subscription Agreements pursuant to which the Investors acquired their Shares of Common Stock.

     "Management Shares" shall mean the outstanding Common Stock owned by Management and Director of the Company.

     "Plan of Recapitalization" or "Recapitalization" shall mean this Plan of Recapitalization as adopted by the Board of Directors of the Company.

     "Proxy and Consent" shall mean that Form of Proxy and Consent attached as Exhibit "D" to the Disclosure Statement.

     "Securities Act" shall mean the federal Securities Act of 1933, as amended.

     "Shareholders" shall mean all holders of shares of the Company's Common Stock, including management and the Investors.

     "Surviving Corporation" shall mean La Jolla Fresh Squeezed Coffee(TM), Inc., a successor-in-interest to North West Farms, Inc., and which does business and operates as "La Jolla Fresh Squeezed Coffee(TM), Inc."

                                                                     Exhibit "B"
                                                                              to
                                                     Confidential Disclosure and
                                                  Consent Solicitation Statement





                        FORM OF PROPOSED FIRST AMENDMENT
                       TO INVESTOR SUBSCRIPTION AGREEMENT

                         ------------------------------

                                                                     Exhibit "B"
                                                                              to
                                                     Confidential Disclosure and
                                                  Consent Solicitation Statement


                         STEPHEN'S COFFEE HOLDING, INC.
                         ------------------------------
               FIRST AMENDMENT TO INVESTOR SUBSCRIPTION AGREEMENT


     THIS AGREEMENT is made as of June 15, 1999, by and among Stephen's Coffee Holding, Inc., a California corporation (the "Company"), and La Jolla Fresh Squeezed Coffee Co, Inc., a Washington corporation ("LJCC"), and the persons and entities listed on the Schedule of Common Stock Purchasers (the "Purchasers") of the Company (the "Disclosure Statement"). The parties hereby agree to amend and modify, to the extent contrary, any and all previous subscription agreements of the parties, as follows:

     1.   Authorization and Sale of Common Shares.

          1.1 Subject to the terms and conditions hereof, the Company will issue to each Purchaser, and each Purchaser will purchase the number of shares of Common Stock of the Company and LJCC (collectively, the "Shares") set forth in Exhibit "E" of the Disclosure statement.

     2.   Closing Date: Delivery.

          2.1 Closing Date. The closing of the issuance of the Shares to the Purchasers (the "Closing") shall be held at the offices of The Krueger Group, LLP, 11423 West Bernardo Court, San Diego, California, 92127 (the "Law Offices of The Krueger Group") at 1:00 p.m. on December 7, 1999 (the "Closing Date"), or at such other time and place as the Company, LJCC and the Purchasers may agree in writing, and shall be subject to the terms and conditions of this Agreement and the Exhibits attached hereto.

          2.2 Delivery.  Subject to the terms of this Agreement,  at the Closing
LJCC  and  the  Company  will  deliver  to  each   Purchaser  the   certificates
representing the Shares to be issued to the Purchasers by LJCC at the Closing.

     3. Representations and Warranties of the Company and LJCC. The Company and LJCC hereby represent and warrant to the Purchasers that:

          3.1 Organization and Standing: Articles and By-Laws. LJCC is now, or shall be as of the Closing Date, a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to carry on its businesses as now conducted and as proposed to be conducted. LJCC is qualified or licensed to do business as a foreign corporation in all jurisdictions where such qualification or licensing is required, except where the failure to so qualify would not have a material adverse effect upon LJCC.

          3.2 Corporate Power. LJCC has now, or will have at the Closing Date, all requisite corporate power to enter into this Agreement and to issue the Shares. This Agreement is a valid and binding obligation of LJCC and the Company enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors' rights.

          3.3 Offering. In reliance on the representations and warranties of the Purchasers in Section 4 hereof, the issuance of the Shares in conformity with the terms of this Agreement will not result in a violation of the requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act"), or the qualification or registration requirements of the Securities Act or other applicable blue sky laws.

          3.4 Registration Rights. Neither the Company nor LJCC has granted or agreed to grant to any person or entity any rights to register, any of its securities, including piggyback registration rights.

     4. Representations and Warranties of Purchasers and Restrictions on Transfer Imposed By the Securities Act.

          4.1 Representations and Warranties By the Purchasers. Each of the Purchasers represents and warrants to the Company and LJCC as of the date hereof and as of the Closing Date as follows:

               (a) Investment Intent. This Agreement is made with the Purchaser in reliance upon such Purchaser's representations to the Company and LJCC, evidenced by the Purchaser's execution of this Agreement or the majority vote of the Purchasers at the Company's 1998-1999 Annual Meeting of Stockholders on December 7, 1999 (the "Annual Meeting"), that Purchaser is an "accredited investor" as defined in Regulation D promulgated under the Securities Act or, if unaccredited, has substantial business and financial experience adequate to evaluate and understand the merits and risks of this investment, is acquiring the Common Stock (collectively the "Securities") for investment for each Purchaser's own account, not as nominee or agent, and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act and the Law. Purchaser has the full right, power and authority to enter into and perform this Agreement, and this Agreement constitutes a valid and binding obligation on the Purchaser.

               (b) Shares Not Registered. Purchaser understands and acknowledges that the offering of the Shares pursuant to this Agreement will not be registered under the Securities

Act or qualified under the law on the grounds that the offering and sale of securities contemplated by this Agreement are exempt from registration under the Securities Act pursuant to Section 4(2) thereof and exempt from registration pursuant to Section 25102(f) of the California Corporations Code and other applicable state securities or blue sky laws, and that the Company's and LJCC's reliance upon such exemptions is predicated upon such Purchaser's representations set forth in this Agreement. The Purchaser acknowledges and understands that the Securities must be held indefinitely unless the Securities are subsequently registered under the Securities Act and qualified under the Law or an exemption from such registration and such qualification is available.

               (c) No Transfer. Purchaser covenants that in no event will it dispose of any of the Securities (other than in conjunction with an effective registration statement for the Securities under the Securities Act or in compliance with Rule 144 promulgated under the Securities Act) unless and until
(i) the Purchaser shall have notified the Company and LJCC of the proposed disposition and shall have furnished the Company and LJCC with a statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company and LJCC, the Purchaser shall have furnished the Company and LJCC with an opinion of counsel satisfactory in form and substance to the Company and LJCC to the effect that (x) such disposition will not require registration under the Securities Act and (y) appropriate action necessary for compliance with the Securities Act, the Law and any other applicable state, local or foreign law has been taken. It is agreed that the Company and LJCC will not require opinions of counsel for transactions made pursuant to Rule 144.

               (d) Knowledge and Experience. Purchaser (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Purchaser's prospective investment in the Securities; (ii) has the ability to bear the economic risks of the Purchaser's prospective investment; (iii) has been furnished with and has had access to such information as the Purchaser has considered necessary to make a determination as to the purchase of the Securities together with such additional information as is necessary to verify the accuracy of the information supplied; (iv) has had all questions which have been asked by the Purchaser satisfactorily answered by the Company and LJCC; and (v) has not been offered the Securities by any form of advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any such media, except by means of a public announcement pursuant to Section 25102(n) of the California Corporations Code.


                                                                     Exhibit "B"
                                                                              to
                                                     Confidential Disclosure and
                                                  Consent Solicitation Statement

               (e) Not Organized to Purchase. Purchaser has not been organized for the purpose of purchasing the Securities.

               (f) Holding Requirements. Purchaser understands that if the Company or LJCC does not (i) register its Common Stock with the Securities and Exchange Commission ("SEC") pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) become subject to Section 15(d) of the Exchange Act, (iii) supply information pursuant to Rule 1 5c2- 11 thereunder, or (iv) have a registration statement covering the Securities (or a filing pursuant to the exemption from registration under Regulation A of the Securities Act covering the Securities) under the Securities Act in effect when it desires to sell the Securities, the Purchaser may be required to hold the Securities for an indeterminate period. Purchaser also understands that any sale of the Securities that might be made by the Purchaser in reliance upon Rule 144 under the Securities Act may be made only in limited amounts in accordance with the terms and conditions of that rule.

          4.2 Legends. Each certificate representing the Securities may be endorsed with the following legends:

               (a) Federal Legend. THE SECURITIES REPRESENTED BY THIS ARTICLE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE
DISTRIBUTED EXCEPT (i) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT OR (ii) IN COMPLIANCE WITH RULE 144, OR (iii) PURSUANT TO AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH
REGISTRATION  OR  COMPLIANCE  IS  NOT  REQUIRED  AS  TO  SAID  SALE,   OFFER  OR
DISTRIBUTION.

               (b) Other Legends. Any other legends required by the Law or other applicable state blue sky laws. The Company or LJCC need not register a transfer of legended Securities, and may also instruct its transfer agent not to register the transfer of the Securities, unless the conditions specified in each of the foregoing legends are satisfied.

                                                                     Exhibit "B"
                                                                              to
                                                     Confidential Disclosure and
                                                  Consent Solicitation Statement


          4.3 Removal of Legend and Transfer Restrictions. Any legend endorsed on a certificate pursuant to subsection 4.2 (a) and the stop transfer instructions with respect to such legended Securities shall be removed, and the Company or LJCC shall issue a certificate without such legend to the holder of such Securities if such Securities are registered and sold under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available or if such holder satisfies the requirements of Rule 144(k) and, where reasonably deemed necessary by the Company or LJCC, provides the Company or LJCC with an opinion of counsel for such holder of the Securities, reasonably satisfactory to the Company or LJCC, to the effect that (i) such holder, meets the requirements of Rule 144(k) or (ii) a public sale, transfer or assignment of such Securities may be made without registration.

          4.4 Rule 144. Purchasers are aware of the adoption of Rule 144 by the SEC promulgated under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. Purchasers understand that under Rule 144, the conditions include, among other things: the availability of certain current public information about the issuer and the resale occurring not less than one year after the party has purchased and paid for the securities to be sold.

     5.  Conditions  to  Purchasers'  Obligations.   The  Company's  and  LJCC's
obligation to sell and issue the Shares at the Closing is subject to the following conditions:

               (a) Purchasers' Representations and Warranties True and Correct. That the representations and warranties made by the Purchasers in Section 4 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date.

     6. Affirmative Covenants of the Company. The Company and LJCC hereby covenant and agree as follows:

          6.1 Conflicts of Interests. The Company and LJCC shall use its best efforts to ensure that the Company's or LJCC's employees, during the term of their employment with the Company or LJCC, do not engage in activities which would result in a conflict of interest with the Company or LJCC. The Company's and LJCC's obligations hereunder include, but are not limited to, requiring that the Company's and LJCC's employees devote their primary productive time, ability and attention to the business of the Company or LJCC provided; however, the Company's and LJCC's employees may engage in other business activity if such activity does not materially interfere with their obligations to the Company or LJCC, requiring that the Company's and LJCC's employees enter into agreements regarding proprietary information and confidentiality and preventing the Company's and LJCC's employees from engaging or participating in any business that is in competition with the business of the Company or LJCC.

          6.2 Proprietary Agreements. The Company and LJCC will use reasonable efforts to prevent any employee from violating the confidentiality and proprietary information agreement entered into between the Company and LJCC and each of their employees.

          6.3 Rule 144. The Company and LJCC covenant that (i) at all times after LJCC first is subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company and LJCC will use its best efforts to comply with the current public information requirements of Rule 144(c)(l) under the Securities Act; and (ii) at all such times as Rule 144 is available for use by the Purchasers, LJCC will furnish the Purchasers upon request with all information within the possession of LJCC required for the preparation and filing of Form 144.

                                                                     Exhibit "B"
                                                                              to
                                                     Confidential Disclosure and
                                                  Consent Solicitation Statement


     7. Miscellaneous.

          7.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

          7.2 Survival. The representations, warranties, covenants and agreements made herein shall survive the Closing of the transactions contemplated hereby, notwithstanding any investigation made by the Purchasers. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company or LJCC pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company or LJCC hereunder as of the date of such certificate or instrument.

          7.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

          7.4 Entire Agreement. This Agreement and the other documents delivered pursuant hereto constitute the fill and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and they supersede, merge and render void every other prior written and or oral understanding or agreement among or between the parties hereto.

          7.5 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be delivered personally, mailed by first class mail, postage prepaid, or delivered by courier or overnight delivery, addressed (a) if to a Purchaser, at such Purchaser's address set forth on the Schedule of Purchasers, or at such other address as such Purchaser shall have furnished to the Company and LJCC in writing or (b) if to the Company and LJCC, at its address set forth at the beginning of this Agreement, or at such other address as the Company and LJCC shall have furnished to the Purchasers in writing. Notices that are mailed shall be deemed received five (5) days after deposit in the United States mail. Notices sent by courier or overnight delivery shall be deemed received two (days) after they have been so sent.

          7.6 Severability. In case any provision of this Agreement shall be found by a court of law to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

                                                                     Exhibit "B"
                                                                              to
                                                     Confidential Disclosure and
                                                  Consent Solicitation Statement


          7.7 Finder's Fees and Other Fees.

               (a) The Company and LJCC each (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold Purchasers harmless from and against any liability for commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Company or LJCC, or any of its employees or representatives, is responsible.

               (b) Each Purchaser (i) represents and warrants that the Purchaser has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Company and LJCC harmless from and against any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser, is responsible.

          7.8 Expenses. The Company, LJCC and the Purchasers shall each bear their own expenses and legal fees in connection with the consummation of this transaction.

          7.9 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          7.10 Counterparts.   This  Agreement  may be executed in any number of
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          7.11 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to the Company or LJCC or to any holder of any securities issued or to be issued hereunder shall impair any such right, power or remedy of the Company or LJCC or such holder, nor shall it be construed to be a waiver of any breach or default under this Agreement, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any delay or omission to exercise any right, power or remedy or any waiver of any single breach or default be deemed a waiver of any other right, power or remedy or breach or default theretofore or thereafter occurring. All remedies, either under this Agreement, or by law otherwise afforded to the Company or LJCC or any holder, shall be cumulative and not alternative.

                                                                     Exhibit "B"
                                                                              to
                                                     Confidential Disclosure and
                                                  Consent Solicitation Statement



     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above, with the execution and delivery of this Agreement by each Purchaser evidenced either by the majority vote of all Purchasers at the Annual Meeting or the Purchaser's signature below.

                                          LA JOLLA FRESH SQUEEZED COFFE CO, INC.
                                          a  Washington corporation


                                          --------------------------------------
                                          Kurt B. Toneys, President



                                          STEPHEN'S COFFEE HOLDING, INC.
                                          a California corporation


                                          --------------------------------------
                                          Stephen F. Corey, President

                                                                     Exhibit "C"
                                                                              to
                                                     Confidential Disclosure and
                                                  Consent Solicitation Statement


                     REPRESNTATIONS, WARRANTIES AND WAIVERS

     Section 1. Each Shareholder, by the execution and delivery of his, her and its Proxy and Consent or by his, her or its approval at the Annual Meeting of Shareholders with respect to the Recapitalization and Merger and certain other matter, hereby re presents and warrants as follows (capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Confidential Disclosure and Consent Solicitation Statement):

     A. Any shares of Common Stock of the Company were received for the Shareholders's own account and not for the account of any person, and not with a view toward distribution, assignment or resale to others, or to franctionalization in whole or in part. No other person has a direct or indirect beneficial interest in such Common Stock. The Shareholder will not sell, hypothecate or otherwise transfer such shares unless (a) such shares are registered under the Securities Act of 1933, as amended (the "Securities Act") and any applicable state securities law, or (b) in the opinion of legal counsel, with which legal counsel of the Company agrees, and exemption from the registration requirements of the Securities Acts and such state laws in available. Specifically, the Shareholder is ware that the Common Stock issued to them may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of such Rule are met. Among the conditions for use of Rule 144 is the availability of current information to the public about the Company. Such information is not available, there is no assurance that such information will be available.

     B.The Shareholder has been furnished and has carefully read the Disclosure Statement and its attached Schedules and Exhibits and is familiar with and understands the terms of the Plan of Recapitalization and Merger. In evaluating the suitability of an investment in the Company and in making a determination of whether or not to approve the Plan of Recapitalization, the Shareholder has not relied upon any representations or other information (whether oral or written) from the Company or any other person or entity whatsoever other than as set forth in the materials described above and its Schedules and Exhibits. With respect to tax and other economic considerations involved in this investment, the Shareholder is not relying on the Company. The Shareholder carefully considered and, to the extent the Shareholder believed such discussion necessary, discussed with the Shareholder's professional legal, tax, accounting and financial advisors the suitability of an investment in the Company and the consequences of the Plan of Recapitalization for that Shareholder's particular tax, financial and legal situation. The Shareholder has determined that the Common Stock he, she or it has received is a suitable investment for the Shareholder.


                                                                     Exhibit "C"
                                                                              to

                                                     Confidential Disclosure and
                                                  Consent Solicitation Statement


     C. The Company has always made available to the Shareholder all documents and information that the Shareholder has requested relating to an investment in the Company and to the Plan of Recapitalization.

     D. The Shareholder has been fully informed to the Shareholder's complete satisfaction concerning the organizational aspects, business, operations, finances and all other matters with respect to the Company that the Shareholder considered significant for the purpose of making an investment decision with respect to the Company and in determining whether or not to approve the Recapitalization. The Shareholder recognizes that an investment in the Company, and the Recapitalization, involves substantial risks, including loss of the entire amount of such investment, and has taken in to account and understands all of these risk factors including, but not limited to, those set forth under the caption "Considerations for Shareholders" in the Disclosure Statement.

     E. If the Proxy and Consent is executed and delivered on behalf of a partnership, corporation, trust or retirement plan: (I) such partnership, corporation, trust of retirement plan has been duly authorized and is duly qualified (a) to execute and deliver the Proxy and Consent and all other instruments executed an delivered on behalf of such partnership, corporation, trust or retirement plan or by use of a power of attorney in connection with the approval of the Recapitalization, (b) to delegate authority pursuant to a power of attorney, and (c) to purchase and hold such Common Stock; (ii) the signature of the party signing on behalf of such partnership, corporation, trust or retirement plan has not been formed for the specific purpose of acquiring the Common Stock, unless each beneficial owner of such entity is an accredited investor ("Accredited Investor") within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act ("Regulation D") and has submitted information substantiating such qualification.

     F. The Shareholder is either an Accredited Investor or an investor who, either alone or with the Shareholder's purchaser representative, has such knowledge and experience in financial and business matters that the Shareholder is sufficiently capable of evaluating the merits and risks of the investment in the Company and the proposed Recapitalization. The Shareholder's net worth or annual income is such that the loss of the Shareholder's entire investment, or its unavailability, will not result in serious harm or detriment to the Shareholder.

     G. The Shareholder shall indemnify and hold harmless the Company and any officer, director, control person, advisor, attorney, accountant or other agent of any such entity who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or preceding, whether civic, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made by the Shareholder to the Company concerning the Shareholder or the Shareholder's financial position in connection with the Recapitalization, including without limitation, any such misrepresentation, misstatement or omission contained in the form of First Amendment to Investor Subscription Agreement or in the Proxy and Consent, against losses, liabilities and expense for which the Company or any officer, director or control person of any such entity has not otherwise been reimbursed (including attorney's fees, judgment, fines and amounts paid in settlement) actually and reasonably incurred by such person or entity in connection with such action, suit or proceeding.

     H. If the Shareholder is a person acting pursuant to discretionary or similar authority with respect to an account beneficially owing its shares, such Shareholder represents that to the best of such Shareholder's knowledge after due inquiry each of the foregoing representations and warranties is true and correct with respect to each individual or entity having any interest in such account.

Section 2. Furthermore, each Shareholder, by the execution and delivery of its Proxy and Consent or by its approval at the Annual Meeting of the Plan of Recapitalization and Merger hereby agrees that, in the event that the Company is deemed to have violated any applicable federal or stated securities law with respect of he offer or sale of its shares, to the extent permitted by law, each Shareholder hereby waives his, her or its right of rescission to recover the consideration paid (or interest accrued thereon) for such shares including an ex press waiver of rights or remedies, he, she or it may have under Section 25503 of the Corporate Securities Law of California. Each Shareholder, on behalf of himself, herself, or itself, and each of his, her or its respective heirs, personal representatives, successors and assigns, hereby forever releases and discharges the Company, and its past and present officers, directors, Shareholders, principals, joint ventures, partners, employees, agents, personal representatives, successors and assigns, and all entities presently and formerly related to or affiliated with the Company, of and from all and all claims, demands, damages, actions, causes of actin of every kind, in law and equity, and for the otherwise known and unknown, suspected or unsuspected, disclosed or undisclosed for damages, actual, consequential or exemplary, past, present or future, arising from the offer, sale of issuance of the shares, including without limitation all claims and demands arising out of or in any way related to a claim of a right of rescission to release consideration plus interest in exchange for the shares. Each Shareholder expressly hereby waives all rights under Section 1542 of the California Civil Code, which Section provides as follows:

                                                                     Exhibit "C"
                                                                              to
                                                     Confidential Disclosure and
                                                  Consent Solicitation Statement


         SECTION 1542. (GENERAL RELEASE -- CLAIMS EXTINGUISHED). A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR EXPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH HIS DEBTOR.


     B. In the event that any of the Shareholders are entitled to a rescission of the consideration paid for the shares arising from the offer, sale or issuance of such shares, and the waiver provided for in the immediately preceding section is deemed unenforceable by a court competent jurisdiction or otherwise, each Shareholder hereby expressly agrees to recontribute any and all proceeds which they may receive arising from such rescission to the Company and hereby reaffirms their subscription for the shares pursuant to the terms of the form of First Amendment Investor Subscription.

                                                                     Exhibit "D"
                                                                              to
                                                     Confidential Disclosure and
                                                  Consent Solicitation Statement


                                PROXY AND CONSENT
                                -----------------
                         STEPHEN'S COFFEE HOLDING, INC.
                ANNUAL MEETING OF SHREHOLDERS - DECEMBER 7, 1999

     The undersigned holder(s) of Common Stock (collectively, the "Shares") of Stephen's Coffee Holding, Inc. (the "Company") hereby nominates, constitutes and appoints Mr. Stephen Corey, a California resident, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all Shares of the Company which the undersigned is entitled to vote at the 1998-1999 Annual Meeting of Shareholders of the Company (the "Meeting") to be held at 9060 Activity Road, Suite A., San Diego, California 92126, December 7, 1999, 10:00 a.m. Pacific Standard Time and any and all adjournments or postponements thereof, with respect to the matters described in the accompanying Confidential Disclosure and Consent Solicitation Statement, and in his discretion, on such other matters which properly come before the meeting, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:



1. To ratify the Plan of Recapitalization, including the Merger, and Amendment to the Investor's Subscription Agreements

     FOR     AGAINST      ABSTAIN

2.   To vote Stephen F. Corey as Chairman of Board, and
     Gregory D. Writer, Jr. and Kurt B. Toneys as members of the Board of Directors until 2000 Annual Meeting of the Shareholders.

     FOR     AGAINST      ABSTAIN

3. To transact such other business as may properly come before the Meeting and any adjournment or adjournments or postponements thereof. Management presently knows of no other business to be presented by or on behalf of the Company or its Board of Directors at the Meeting.

     FOR     AGAINST      ABSTAIN

     THIS PROXY AND CONSENT IS SOLICITED ON BEHALF OF THE CHAIRMAN OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. PLEASE SIGN AND DATE BELOW.

THE CHAIRMAN RECOMMENDS A VOTE OF "FOR" THE ADOPTION OF THE PLAN OF RECAPITALIZATION, INCLUDING THE MERGER, AND AMENDMENT. THIS PROXY AND CONSENT COFERS AUTHORITY TO AND SHALL BE VOTED "FOR" THE ADOPTION OF THE PLAN OF RECAPITALIZATION UNLESS OTHER INSTRUCTIONS ARE INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS.

                                                                     Exhibit "D"
                                                                              to
                                                     Confidential Disclosure and
                                                  Consent Solicitation Statement



BY EXECUTION AND DELIVERY OF THIS PROXY AND CONSENT EACH SHAREHOLDER WHO ACQUIRED SHARES FROM THE COMPANY IN A PRIVATE SECURITIES OFFERING HEREBY EXPRESSLY AGREES WITH AND REAFFIRMS THE REPRESENTATIONS, WARRANTIES AND WAIVERS CONTAINED IN THE CONFIENTIAL DISCLOSURE AND CONSENT SOLICITATION STATEMENT AND HEREBY EXPRESSLY REPRESENTS, WARRANTS, AND WAIVES WITH RESPECT TO SUCH MATTERS AS CONTAINED IN THE CONFIDENTIAL DISCLOLSURE AND CONSENT SOLICITATION STATEMENT AS OF THE DATE HEREOF.

     BY EXECUTION AND DELIVERY OF THIS PROXY AND CONSENT EACH SHAREHOLDER WHO ACQUIRED SHARES FROM THE COMPANY IN A P RIVATE SECURITIES OFFERING EXPRESSLY WAIVES ALL RIGHTS UNDER SECTION 1542 OF THE CALIFORNIA CIVIL CODE, WHICH SECTION PROVIDES AS FOLLOWS:

          SECTION 1542. (GENERAL RELEASE - EXTENT).
          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOWOR EXPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.


                                                -----------------------------
                                                   Initials of Undersigned


     IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.


Dated:                                      ------------------------------------
       -----------------------                   (Please print name)


                                            ------------------------------------
                                                 (Signature of Shareholder)


Dated:                                      ------------------------------------
       -----------------------                  (Please print name)


                                            ------------------------------------
                                                 (Signature of Shareholder)

                                                                     Exhibit "D"
                                                                              to
                                                     Confidential Disclosure and
                                                  Consent Solicitation Statement



(Please date this Proxy and Consent and sign you name as it appears on your stock certificates. Executors, administrators, trustees, etc., should give their full titles. All joints owner should sign).

     I do      do not    expect to attend the Meeting.  Number of Persons:____

     The undersigned's Purchaser Representative, if any, represents as follows:

I have reviewed and discussed the plan of Recapitalization and Merger, including the Merger, Recapitalization, and Amendment to the Investor's Subscription Agreements, with the undersigned whose signature appears above with a view toward determining whether the undersigned's approval of the Plan of Recapitalization is appropriate in light of the undersigned's circumstances, as such circumstances have been disclosed to me by the undersigned.


                                  ----------------------------------------------
                                  Signature of Purchaser Representative (if any)


                                  ----------------------------------------------
                                  Signature of Purchaser Representative (if any)

                                                                     Exhibit "E"
                                                                              to
                                                     Confidential Disclosure and
                                                  Consent Solicitation Statement


                          AGREEMENT AND PLAN OF MERGER


     This Agreement and Plan of Merger dated as of June 15, 1999 (this "Merger Agreement"), by and between LA JOLLA FRESH SQUEEZED COFFE CO., INC., a
Washington corporation (the "Surviving Corporation"), and STEPHEN'S COFFEE HOLDING CORP., a California corporation ("SCH"; SCH and the Surviving
Corporation being hereinafter collectively referred to as the "Constituent Corporations").

     INTENTING TO BE LEGALLY BOUND, and in consideration of the premises and material covenants and agreements contained herein, the Constituent Corporations hereby agree as follow:


                                    ARTICLE 1

                                   The Merger

1.1  Merger of SCH With and Into the Surviving Corporation.

     (a) Agreement to Merge. Subject to the terms of this Merger Agreement, SCH shall be merged with and into the Surviving Corporation (the "Merger").

     (b) Effective Time of the Merger. The Merger shall become effective upon June 15, 1999. The date that the Merger becomes effective is hereinafter referred to as the "Effective Date of Merger," and the time that the Merger becomes effective is hereinafter referred to as the "Effective Time of the Merger".

     (c) Surviving Corporation. At the Effective Time of the Merger, SCH shall be merged with and into the Surviving Corporation and the separate corporate existence of SCH shall there upon cease. The Surviving Corporation shall be the surviving corporation in the Merger and the separate corporate existence of the Surviving Corporation, with all its purposes, objects, rights, privileges, powers, immunities and franchises, shall continue unaffected and unimpaired by the Merger.

1.2  Effect of the Merger; Additional Actions.

     (a) Effects. The Merger shall have the effects set forth in Section 1107 of the California Code.

                                                                     Exhibit "E"
                                                                              to
                                                     Confidential Disclosure and
                                                  Consent Solicitation Statement


     (b) Additional Actions. If, at any time after the Effective Time of the Merger, the Surviving Corporation shall consider or be advised that any deeds, bills, of sale, assignments, assurances or any other actions or things are necessary or desirable, (I) to best, perfect or confirm of record or otherwise in the Surviving Corporation it right, title or interest in, to or under any of the rights, properties or assets of either Constituent Corporation acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or (ii) to otherwise carry our the purposes of this Merger Agreement, each Constituent Corporation and its officers and directors shall be deemed to have granted to the Surviving Corporation and irrevocable power of attorney of execute and deliver all such deeds, bill of sale, assignments and assurances and to take and do all such other actions and things as may be necessary or desirable to best, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Corporation and otherwise to carry out the purposes of this Merger Agreement; and the officers and directors of the Surviving Corporation are fully authorized in the name of each Constituent Corporation or otherwise to take any and all such actions.

                                    ARTICLE 2

                          The Constituent Corporations

     2.1 Incorporation of the Surviving Corporation. The Surviving Corporation was originally incorporated under the laws of the State of Washington on February 9, 1987.

     2.2 Incorporation of SCH. SCH was incorporated under the laws of the State of California on April 17, 1997.

                                    ARTICLE 3

                      Articles of Incorporation, Bylaws and
               Directors and Officers of the Surviving Corporation

     3.1 Articles of Incorporation of Surviving Corporation. The Articles of Incorporation of the Surviving Corporation in effect on the Effective Date shall continue to be the Articles of the Surviving Corporation without change or amendment until further amended, if ever, in accordance with the provisions hereof and applicable laws.


                                                                     Exhibit "E"
                                                                              to

                                                     Confidential Disclosure and
                                                  Consent Solicitation Statement


     3.2 Bylaws of Surviving Corporation. The bylaws of the Surviving Corporation in effect on the Effective Date shall continue to be the bylaws of the Surviving Corporation without change or amendment until further amended, if ever, in accordance with the provisions hereof and applicable laws.

     3.3 Directors and Officers of Surviving Corporation. The directors and officers of the Surviving Corporation shall continue and remain as such after the effective date for the full unexpired terms of their respective offices, or until their successors shall have been elected or qualified our until otherwise provided by law.


                                    ARTICLE 4

                Effective of the Merger on the Securities of the
                            Constituent Corporations

     4.1 Stock of SCH. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of SCH capital stock, including all Common Stock outstanding immediately prior thereto shall be changed and converted into 1/4 full-paid and nonassessable shares of Common Stock of the Surviving Corporation.

     4.2 Stock Certificates. On and after the Effective Date, all of the outstanding certificates which prior to that time represented share of SCH's Common Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of the Surviving Corporation stock into which the shares of SCH Common Stock represented by such certificates have been converted as herein provided. The registered owner on the books and records of the Surviving Corporation or its transfer agent of any such outstanding stock certificates shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled toe exercise any voting and other rights with respect to and to receive any dividend an other distributions upon the shares of the Surviving Corporation Common Stock evidenced by such outstanding certificate as above described.

     4.3 Other Employee Benefit Plans. As of the Effective Date, Surviving Corporation hereby assumes all obligations of SCH under any and all employee benefit plans in effect as of said date or with respect to which employee rights or accrued benefits are outstanding as of said date.

                                                                     Exhibit "E"
                                                                              to
                                                     Confidential Disclosure and
                                                  Consent Solicitation Statement

                                    ARTICLE 5

                               General Provisions

     5.1 Amendment. This Merger Agreement may be deemed by the parties hereto any time before or after approval hereof by the shareholders of SCH and the Surviving Corporation but, after such approval, no amendment shall be made which by law requires the further approval of shareholders without obtaining such approval. This Merger Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

     5.2 Abandonment. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either SCH or the Surviving Corporation or both, notwithstanding approval of this Merger Agreement by the sole stockholder of the Surviving Corporation and the stockholders of SCH.

     5.3 Counterparts. This Merger Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one agreement.

     5.4 Governing Law. This Merger Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of California without reference to principles of conflicts of law.

     IN WITNESS WHEREOF, the parties have duly executed this Merger Agreement as of the date first written above.


                                   La Jolla Fresh Squeezed Coffee Co., Inc.
                                   A Washington corporation


                                   --------------------------------------------
                                   Kurt B. Toneys, President


                                   SCH CORPORATION
                                   A California corporation



                                   --------------------------------------------
                                   Mr. Stephen F. Corey, President